[LOGO] NEA
       VALUEBUILDER.
       PROGRAM

[LOGO] SECURITY BENEFIT(R)                          VARIABLE ANNUITY APPLICATION

ISSUED BY SECURITY BENEFIT LIFE INSURANCE COMPANY, TOPEKA, KANSAS. QUESTIONS? CALL OUR NATIONAL SERVICE CENTER AT 1-800-888-2461.
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INSTRUCTIONS
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Complete the entire form to establish a new NEA Valuebuilder(R) Variable Annuity
Contract. Please type or print.
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1. CHOOSE TYPE OF ANNUITY CONTRACT
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Please select the annuity type: [ ] 403(b) TSA [ ] Roth 403(b) TSA
                                [ ] Traditional IRA [ ] Roth IRA

Initial Contribution $
                      ----------------------------------------------------------

FOR IRAs ONLY: Current Year $         Prior Year $          Rollover $
                             ---------            ---------           ----------
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2. PROVIDE ANNUITANT INFORMATION
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Name of Annuitant                                            [ ] Male [ ] Female
                 --------------------------------------------
                 First              MI         Last

Mailing Address
               -----------------------------------------------------------------
               Street Address        City         State           ZIP Code

Residential Address
                   -------------------------------------------------------------
(if different from mailing address)  Street Address    City    State   ZIP Code

Social Security Number/Tax I.D. Number             Date of Birth
                                      ------------              ----------------
                                                                  (mm/dd/yyyy)
Daytime Phone Number                    Home Phone Number
                    -----------------                    -----------------------
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3. PROVIDE CONTRACTOWNER INFORMATION
--------------------------------------------

[ ] Same as Annuitant

Name of Contractowner                                        [ ] Male [ ] Female
                     ----------------------------------------
                     First         MI             Last
Mailing Address
                 ---------------------------------------------------------------
                   Street Address      City         State            ZIP Code

Residential Address
                   -------------------------------------------------------------
(if different from mailing address)  Street Address   City   State     ZIP Code

Social Security Number/Tax I.D. Number                Date of Birth
                                      ---------------              -------------
                                                                   (mm/dd/yyyy)

Daytime Phone Number                          Phone Number
                    -----------------------               ----------------------
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                                                                 Please Conitnue

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
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4. PROVIDE PRIMARY AND CONTINGENT BENEFICIARY(IES)
-----------------------------------------------------
For additional Beneficiaries, please attach a separate list to the end of this application.
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
-----------------------------------------------------------------------------------------------------------------------
    PRIMARY BENEFICIARY NAME     SOCIAL SECURITY #          DOB (MM/DD/YYYY)    RELATIONSHIP TO OWNER      % OF BENEFIT
-----------------------------------------------------------------------------------------------------------------------
1.
-----------------------------------------------------------------------------------------------------------------------
2.
-----------------------------------------------------------------------------------------------------------------------
3.
-----------------------------------------------------------------------------------------------------------------------
4.
-----------------------------------------------------------------------------------------------------------------------

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     CONTINGENT BENEFICIARY NAME      SOCIAL SECURITY #       DOB (MM/DD/YYYY)    RELATIONSHIP TO OWNER    % OF BENEFIT
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
1.
-----------------------------------------------------------------------------------------------------------------------
2.
-----------------------------------------------------------------------------------------------------------------------

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5. PROVIDE REPLACEMENT INFORMATION
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Do you currently have any existing annuity or insurance policies? [ ] Yes [ ] No
Does this proposed contract replace or change any existing annuity or insurance policy? [ ] Yes [ ] No
If Yes, please list the company and policy number.

Company Name                          Policy Number
            -----------------------                 ----------------------------
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6. CHOOSE OPTIONAL RIDERS
----------------------------------------------
Please do not exceed the maximum Rider cost for your contract.

DEATH BENEFIT RIDER:
  [ ]Annual Stepped Up Death Benefit

CREDIT ENHANCEMENT RIDER:
      [ ] 4%

SURRENDER CHARGE RIDERS:
  [ ] Nursing Home, Terminal Illness, Disability*
  [ ] 15-years or Disability
  [ ] 0-year Alternate Withdrawal Charge Rider
  [ ] 4-year Alternate Withdrawal Charge Rider

*This rider may be selected in addition to one other rider in this category except the 0-year Alternate Withdrawal Charge Rider.
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                                                                 Please Continue

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

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7. PROVIDE INVESTMENT DIRECTIONS
---------------------------------------------

Please refer to the Fund List sheet and indicate your investment preferences below. Use whole percentages totaling 100%.

       PERCENTAGE    FUND CODE          FUND NAME
               %
      ---------      ------------------   --------------------------------------
               %
      ---------      ------------------   --------------------------------------
               %
      ---------      ------------------   --------------------------------------
               %
      ---------      ------------------   --------------------------------------
               %
      ---------      ------------------   --------------------------------------
               %
      ---------      ------------------   --------------------------------------
               %
      ---------      ------------------   --------------------------------------
               %
      ---------      ------------------   --------------------------------------
               %
      ---------      ------------------   --------------------------------------
               %
      ---------      ------------------   --------------------------------------
      MUST TOTAL 100%
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8. SELECT AUTOMATIC ASSET REALLOCATION
-----------------------------------------------
Only complete this section if you wish to establish Automatic Asset Reallocation. Your account will be rebalanced on the first business day of the month according to the frequency selected. Frequencies are based on a calendar year. Frequency: [ ] Monthly [ ] Quarterly [ ] Semi-annually [ ] Annually
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9. SET UP DOLLAR COST AVERAGING
------------------------------------------------
Please complete this section for establishing Dollar Cost Averaging (DCA) from the Fixed Account to the investment options identified in Section 7. If you would like a different DCA option, please complete a separate DCA form.

A. Effective Date
                 --------------------------------------
                 Date (mm/yyyy)

      Exchanges will occur on the first business day of the month according to the frequency selected.

B. Frequency - Frequencies are based on a calendar year.

[ ] Monthly [ ] Quarterly [ ] Semi-Annually [ ] Annually

C. Option (check one):

   [ ] $                per transfer over                          months/years.
        --------------                    ------------------------
   [ ]                  % per transfer over                        months/years.
        --------------                     -----------------------
   [ ]  Fixed Period over                                          months/years.
                           ---------------------------------------
   [ ]  Only Interest/Earnings over                                months/years.
                                   --------------------------------
      (Earnings will accrue for one time period - i.e. monthly or quarterly -
       from the effective date before the first transfer occurs.)
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                                                                 Please Continue

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10. SALARY INFORMATION
-----------------------------------------
PLEASE COMPLETE THIS SECTION ONLY IF YOU ARE CONTRIBUTING THROUGH SALARY REDUCTION AND/OR DEDUCTION.
Contribution Amount (select all that apply):
 [ ] Pre-tax Qualified Contribution of $       per year or     % per pay period.
                                        ------            -----
 [ ] After-tax Roth Contribution of $        per year or       % per pay period.
                                     -------            -------

Beginning:                 Please skip the following month(s):
          ----------------                                    ------------------
          Date (mm/dd/yyyy)

Will your employer match contributions? [ ] Yes [ ] No

Employer Name
             -------------------------------------------------------------------

Mailing Address
               -----------------------------------------------------------------
                Street Address        City           State            ZIP Code

Billing Statement Address
                         -------------------------------------------------------
(if different from above) Street Address    City      State            ZIP Code
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11. SET UP ELECTRONIC PRIVILEGES
------------------------------------------
Transactions may be requested via telephone, internet, or other electronic means by the Owner and/or servicing sales representative.
[ ] I do NOT wish to authorize electronic privileges.
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12. STATEMENT OF UNDERSTANDING
-------------------------------------------
I have been given a current prospectus that describes the Contract for which I am applying. I UNDERSTAND THAT ANNUITY PAYMENTS AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE INVESTMENT OPTIONS ARE VARIABLE AND DOLLAR AMOUNTS ARE NOT GUARANTEED and that any benefits, values or payments based on performance of the Investment Options may vary and are NOT guaranteed by the U.S. Government or any State Government; and are NOT federally insured by the FDIC, the Federal Reserve Board or any other agency, Federal or State. I further understand that I bear all investment risk unless some of my funds are placed in the Security Benefit Fixed Account.

If my annuity contract qualifies under Section 403(b), I declare that I know: (1) the limits on withdrawals from my Contract imposed by Section 403(b)(11) of the Internal Revenue Code; and (2) the investment choices available under my employer's Section 403(b) plan to which I may elect to transfer my account balance. I understand that the amount paid and the application must be acceptable to Security Benefit under its rules and practices. If they are, the contract applied for will be in effect on the Contract Date. If they are not, Security Benefit will be liable only for the return of the amount paid.

[ ] Check this box to receive a Statement of Additional Information.
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                                                                 Please Continue

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13. PROVIDE SIGNATURE
-----------------------------------------
My signature below indicates the information provided within the application is accurate and true, to the best of my knowledge and belief, including my tax identification number.

TAX IDENTIFICATION NUMBER CERTIFICATION

INSTRUCTIONS: You must cross out item (2) in the below paragraph if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. For contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct Tax Identification Number.

Under penalties of perjury I certify that (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); AND (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding; AND (3) I am U.S. Person (including a U.S. Resident Alien).

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

x
  --------------------------------------------     -----------------------------
  Signature of Owner        Date (mm/dd/yyyy)      Signed at (City/State)

x
  ------------------------------------------------------------------------------
  Signature of Joint Owner         Date (mm/dd/yyyy)

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REGISTERED REPRESENTATIVE/INSURANCE AGENT/DEALER INFORMATION
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Will the Annuity being purchased replace any prior insurance or annuities of this or any other Company?

[ ] No, to the best of my knowledge, this application is not involved in the replacement of any life insurance or annuity contract, as defined in applicable Insurance Department Regulations, except as stated in Statement above. I have complied with the requirements for disclosure and/or replacement.

[ ]Yes. If Yes, please comment below. (Submit a copy of the Replacement
Notice with this application and leave with the applicant a copy of any written material presented to the applicant.)

Comments:
         -----------------------------------------------------------------------

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Print Name of Representative/Agent
                                  ----------------------------------------------

x
  ------------------------------------------------------------------------------
  Signature of Representative/Agent                            Date (mm/dd/yyyy)

Address
       -------------------------------------------------------------------------
       Street Address              City            State              ZIP Code

Daytime Phone Number                      Email Address
                    --------------------                ------------------------

Registered Representative's/Agent's License I.D. Number
                                                        ------------------------

Print Name of Broker/Dealer
                           -----------------------------------------------------

For Registered Representative's Use Only

Option: [ ] A [ ] B (default) [ ] C [ ] D

Only options A and B are available if you have selected the 0-year or 4-year Alternate Withdrawal Charge Rider.
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      Mail to: Security Benefit o PO Box 750497 o Topeka, KS 66675-0497 or
                             Fax to:1-785-368-1772
                        Visit us online at www.neamb.com
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        VALUEBUILDER
        PROGRAM
[LOGO]: SECURITY BENEFIT(R)                         VARIABLE ANNUITY APPLICATION

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STATE FRAUD DISCLOSURES
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Any person who, with intent to defraud or knowing that he/she is facilitating fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud. This state fraud disclosure applies to all jurisdictions except KS, MN and the states listed below.

AR AND LA ONLY - Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime may be subject to fines and confinements in prison.

CO ONLY - It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies.

CT ONLY - Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud, as determined by a court of competent jurisdiction.

D.C. ONLY - WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits, if false information materially related to a claim was provided by the applicant.

KY, ME, NM, OH AND WV ONLY - Any person who, knowingly and with intent to defraud any Insurance Company or other person, files an application for insurance or statement of claim containing materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act which is a crime and subjects such person to criminal and civil penalties.

OK ONLY - WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

OR ONLY - Any person who, with intent to defraud or knowing that he/she is facilitating fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud.

RI ONLY - Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

TN AND WA ONLY - It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.

VA ONLY - Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may have violated state law.

VT ONLY - Any person who knowingly presents a false or fraudulent claim for the payment of a loss or knowingly makes a false statement in an application for insurance may be guilty of a criminal offense under state law.
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IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT
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To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.
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